UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 31, 2012

EMISPHERE TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-17758	13-3306985
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

240 Cedar Knolls Road, Suite 200, Cedar Knolls, New Jersey	07927
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 973-532-8000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 5, 2012, Emisphere Technologies, Inc. (the “Company”) filed a Certificate of Increase of Series A Junior Participating Cumulative Preferred Stock (the “Certificate of Increase”) with the Secretary of State of the State of Delaware, increasing the number of shares of the Company’s Series A Junior Participating Cumulative Preferred Stock from 200,000 to 1,000,000. The Company’s Board of Directors (the “Board”) authorized and approved the increase and the filing of the Certificate of Increase on June 4, 2012.

A copy of the Certificate of Increase is attached hereto as Exhibit 3.1 and incorporated herein by reference.

On June 5, 2012, the Company filed with the Secretary of State of the State of Delaware a Certificate of Amendment (the “Certificate of Amendment”) to its Amended and Restated Certificate of Incorporation, increasing the number of authorized shares of common stock from 100,000,000 to 200,000,000 shares and increasing the number of authorized shares of preferred stock from 1,000,000 to 2,000,000 shares. A copy of the Certificate of Amendment is attached hereto as Exhibit 3.2 and incorporated by reference herein. The Company’s stockholders approved the Certificate of Amendment at its annual meeting, as more specifically described under Item 5.07 below.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of stockholders (the “Annual Meeting”) on May 31, 2012. The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting are set forth below. A more detailed description of each proposal is set forth in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 23, 2012.

Proposal No. 1 – Election of Directors. The stockholders elected both of the Board’s nominees for director, to serve a term expiring at the third succeeding annual meeting after their election or until their respective successors are duly elected and qualified, by the votes set forth in the table below:

Name	For	Against/Withheld	Abstained	Broker Non-Vote
John D. Harkey, Jr.	30,962,403	1,021,048	86,835	20,782,081
Timothy G. Rothwell	31,251,178	436,273	382,835	20,782,081

Proposal No. 2 – Ratification of Appointment of Certified Public Accountants. The stockholders ratified, by non-binding vote, the appointment of McGladrey & Pullen, LLP as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2012, by the votes set forth in the table below:

For	Against/Withheld	Abstained	Broker Non-Vote
50,608,670	1,447,685	796,012	n/a

Proposal No. 3 – Advisory Approval of Executive Compensation. The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, by the votes set forth in the table below:

For	Against/Withheld	Abstained	Broker Non-Vote
30,717,939	1,315,677	36,670	20,782,081

Proposal No. 4 – Amendment to Company’s Amended and Restated Certificate of Incorporation. The stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock from 100,000,000 to 200,000,000 shares and to increase the number of authorized shares of preferred stock from 1,000,000 to 2,000,000 shares, by the votes set forth in the table below:

For	Against/Withheld	Abstained	Broker Non-Vote
30,604,306	1,307,061	158,919	20,782,081

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description

3.1	Certificate of Increase of Emisphere Technologies, Inc.

3.2	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Emisphere Technologies, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Emisphere Technologies, Inc.

June 5, 2012	By:	/s/ Michael R. Garone
Name: Michael R. Garone Title: Interim Chief Executive Officer and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

3.1	Certificate of Increase of Emisphere Technologies, Inc.

3.2	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Emisphere Technologies, Inc.

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